As filed with the Securities and Exchange Commission on March 7, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
___________________________
Date of Report (Date of earliest event reported):
March 7, 2014
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MERRILL LYNCH PREFERRED CAPITAL TRUST III
(Exact name of registrant as specified in its certificate of trust)

Delaware (State or other jurisdiction of incorporation or organization)	1-7182-06 (Commission File Number)	13-7139561 (I.R.S. Employer Identification No.)

4 World Financial Center New York, New York 10080 (Address of principal executive offices)

(704) 386-5681 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)
MERRILL LYNCH PREFERRED FUNDING III, L.P.
(Exact name of Registrant as specified in its certificate of limited partnership)

Delaware (State or other jurisdiction of incorporation or organization)	1-7182-05 (Commission File Number)	13-3982448 (I.R.S. Employer Identification No.)

4 World Financial Center New York, New York 10080 (Address of principal executive offices)

(704) 386-5681 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On March 7, 2014, the Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of Merrill Lynch Preferred Funding III, L.P. (the “Partnership”) was amended to state that the cumulative quarterly cash distributions payable on the Partnership preferred securities must be declared to the extent that the Partnership has funds legally available therefor, and the Partnership preferred securities must be redeemed upon the maturity, redemption or other repayment of the junior subordinated debt securities held by the Partnership.

Prior to this amendment to the Partnership Agreement, distributions on the Partnership preferred securities were paid only if declared by the general partner of the Partnership in its sole discretion, and the Partnership was not required to redeem its outstanding preferred securities in connection with a repayment of the junior subordinated debt securities held by the Partnership.

Following this amendment to the Partnership Agreement, the Partnership and Merrill Lynch Preferred Capital Trust III (the "Trust"), in reliance on Rule 12h-5 under the Securities Exchange Act of 1934, will cease filing reports with the U.S. Securities and Exchange Commission because the separate financial statements of the Partnership and the Trust may be omitted in reliance on Rule 3-10(b) of Regulation S-X. The preferred securities of the Partnership and the Trust will continue to be listed on the New York Stock Exchange.

ITEM 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Form of Amended and Restated Agreement of Limited Partnership of the Partnership (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-3 (File No. 333-42859)

99.2	Amendment to Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of March 7, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH PREFERRED CAPITAL TRUST III
By:	/s/ Bradley M. Taylor
	Name:	Bradley M. Taylor
	Title:	Regular Trustee

MERRILL LYNCH PREFERRED FUNDING III, L.P.
By: Bank of America Corporation, as General Partner
By:	/s/ Ross E. Jeffries, Jr.
	Name:	Ross E. Jeffries, Jr.
	Title:	Deputy General Counsel and Corporate Secretary

Dated: March 7, 2014

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Form of Amended and Restated Agreement of Limited Partnership of the Partnership (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-3 (File No. 333-42859)

99.2	Amendment to Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of March 7, 2014

4